Exhibit Item 77Q(1)(a)(i)



Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of New England Variable Annuity Fund I on Form N-3 (File No. 333-11137) filed as
Exhibit 7(iv) on February 25, 2002.